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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-1 of our report dated June 9, 2004 relating to the financial statements of GSI Technology, Inc. (formerly Giga Semiconductor, Inc.), which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 17, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM